EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT

            This Employment Agreement, effective as of June 30, 2005 (this "Agreement"), is by and between American Home Mortgage Investment Corp., a Maryland corporation having a place of business at 538 Broadhollow Road, Melville, NY 11747 (the "Company"), and Thomas McDonagh, currently residing at [_________] (the "Executive").

            Whereas the Company wishes to assure itself of the services of the Executive, and the Executive desires to be employed by the Company, upon the terms and conditions hereinafter set forth.

            The Company and the Executive hereby agree as follows:

            1. Employment. The Company agrees to employ the Executive, and the Executive hereby accepts such employment by the Company during the term set forth in Section 2 and on the other terms and conditions of this Agreement.

            2. Term. The term of this Agreement shall commence on June 30, 2005, and shall terminate on June 29, 2006 unless terminated earlier pursuant to section 6, below.

            3. Position, Duties and Responsibilities, Rights.

            (a) During the term of this Agreement, the Executive shall serve as and hold the office and title of Executive Vice President and Chief Investment Officer. The Executive shall have all of the powers and duties usually incident to the office described above, and shall at all times comply with all policies of the Company relating to the Executive's employment.

            (b) During the term of this Agreement, the Executive agrees to devote substantially all the Executive's time, efforts and skills to the affairs of the Company during the Company's normal business hours, except for vacations, illness and incapacity, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods to (i) manage the Executive's personal investments, (ii) participate in professional, educational, public interest, charitable, civic or community activities, including activities sponsored by trade organizations, (iii) serve as a director or member of an advisory committee of any corporation not in competition with the Company or any of its subsidiaries, or as an officer, trustee or director of any charitable, educational, philanthropic, civic, social or industry organizations, or as a speaker; provided, however, that the performance of the Executive's duties or responsibilities in any of such capacities does not materially interfere with the regular performance of the Executive's duties and responsibilities hereunder.

            4. Place of Performance. In connection with the Executive's employment by the Company, the Executive shall be based in Melville, New York, and shall not be required to be absent from there on travel status or otherwise for more than a reasonable time each year as necessary or appropriate for the performance of the Executive's duties hereunder.

            5. Compensation.

            (a) During the term of this Agreement, the Company shall pay the Executive, and the Executive agrees to accept a base salary at the rate of not less than $850,000.00 per year (the annual base salary as increased from time to time during the term of this Agreement being hereinafter referred to as the "Base Salary"). The Base Salary shall be paid in installments no less frequently than monthly. Any increase in Base Salary or other compensation shall not limit or reduce any other obligation of the Company hereunder, and once established at an increased specified rate, the Executive's Base Salary hereunder shall not thereafter be reduced.

            (b) The Executive shall be eligible to receive bonuses as follows:

                  (i) No later than the last day of March, 2006, the Executive shall be eligible to receive a bonus in an amount between $50,000.00 and $200,000.000, subject to section 5(b)(iv) below, to be determined by the Chief Executive Officer of the Company (the "CEO") based upon the CEO's evaluation of the Executive's overall performance from January 1, 2005 through June 29, 2005.

                  (ii) The Executive shall be eligible to receive, no later than the last day of March, 2006, a bonus for the period from June 30, 2005 through December 31, 2005 in the amount of $275,000.00, subject to section 5(b)(iv) below.

                  (iii) The Executive shall be eligible to receive, no later than the last day of March, 2007, a bonus for the period from January 1, 2006 through June 29, 2006 in the amount of $275,000.00, subject to section 5(b)(iv) below.

            Notwithstanding anything to the contrary in this section 5(b), the Executive shall not be entitled to receive any bonuses previously earned but unpaid if the Executive is no longer an employee of the Company on the bonus payment date; except the Executive shall be entitled to bonuses previously earned but unpaid if the Executive is no longer an employee of the Company on the bonus payment date and the termination of the Executive's employment was by the Company without Cause, or by the Executive for Good Reason. For purposes of this Agreement, a termination of the Executive's employment by the Company for any of the following reasons shall be deemed a termination for Cause:

                  (i) default or other breach by the Executive of the Executive's obligations hereunder; or

                  (ii) failure by the Executive to diligently or competently perform the duties assigned to the Executive hereunder; or

                  (iii) misconduct, dishonesty, insubordination, or other act by the Executive detrimental to the Company or its good will or damaging to its relationships with any person or entity; or

                  (iv) conviction of or plea of guilty or no contest to a felony or any crime involving moral turpitude, dishonesty, or theft.

            The Executive may resign for Good Reason (i) if the Company reduces the Executive's rate of compensation; (ii) if the Company materially breaches the terms of this Agreement; (iii) if the Company makes a material adverse change to the Executive's responsibilities hereunder; or (iv) if any person or entity, other than the Board of Directors of the Company as constituted as of the date of this Agreement either individually, collectively or through an entity created for the following purpose, obtains control of twenty five percent (25%) or more of the voting securities of the Company, and the Executive's responsibilities are diminished as a result thereof and the Executive consequently resigns.

            (c) During the term of this Agreement, the Executive shall be entitled to fringe benefits, in each case at least equal to and on the same terms and conditions as those attached to the Executive's office on the date hereof, as the same may be amended or modified by the Company from time to time.

            (d) The Executive shall be entitled to reimbursement, upon proper accounting, of all reasonable expenses and disbursements incurred by the Executive in the course of performing the Executive's duties hereunder.

            (e) The Company shall grant the Executive 30,000 stock options on October 28, 2005, in accordance with the terms of the Company's 1999 Omnibus Stock Incentive Plan ("the Plan"). Fifty percent (50%) of the stock options granted shall be scheduled to vest two (2) years from the grant date, and the remaining fifty percent (50%) shall be scheduled to vest three (3) years from the grant date, subject to the terms of the Plan.

            6. Employment At Will; Severance.

            (a) The Executive's employment hereunder shall be at all times "at will". The Company may discharge the Executive and terminate this Agreement at any time and for any reason, and the Executive may resign from the Company for any reason. If the Executive terminates the Executive's employment with the Company, the Executive shall provide the Company with four weeks notice of such termination pursuant to section 12 herein.

            (b) If the Company terminates the Executive's employment prior to the expiration of this Agreement without Cause, or if the Executive terminates his employment with the Company for Good Reason, the Company will pay the Executive a severance award equal to $3,835.62 per day for the number of calendar days from the date of such termination to June 29, 2006.

            (c) If any person or entity, other than the Board of Directors of the Company as constituted as of the date of this Agreement either individually, collectively or through an entity created for the following purpose, obtains control of twenty five percent (25%) or more of the voting securities of the Company, and the Executive's employment is terminated by the Company as a result, or the Executive's responsibilities are diminished as a result thereof and the Executive consequently resigns, then the Company or its successor shall pay the Executive a severance award equal to $3,835.62 per day for the number of calendar days from the date of such termination or resignation to June 29, 2006.

            7. Confidential and Proprietary Information; Company Property. For the purpose of this section, Confidential Information shall mean all information and intellectual property owned by and proprietary to the Company, including but not limited to customer or client information, contracts or agreements, data, records, financial information, software, product information, strategic business plans, trade secrets, manuals, business methodology and processes, and cost and pricing policies; except Confidential Information shall not include information or intellectual property of the Company described above which the Company reasonably deems non-material, and when the disclosure of such information or intellectual property will not have an adverse effect on the Company. All Confidential Information disclosed or provided to the Executive by the Company, or developed or created by the Executive during the term of the Executive's employment with the Company, is, shall become, and shall at all times remain, the sole and exclusive property of the Company. The Executive agrees not to disclose the Confidential Information to any other party, except to the extent that such disclosure is reasonably necessary in order for the Executive to perform the Executive's responsibilities as an executive of the Company. The Executive also agrees that the Executive will not use the Confidential Information for any purpose other than to fulfill the Executive's responsibilities as an executive of the Company.

            The Executive acknowledges, understands, and agrees that the Confidential Information is of substantial value to the Company and that, in the event of the use or disclosure of such Confidential Information in breach of this Agreement, the resulting damages will be difficult, if not impossible, to determine and that money damages will be inadequate. Therefore, without prejudice to the rights and remedies otherwise available to the Company, and in addition to such rights and remedies, the Company shall be entitled to equitable relief by way of injunction if the Executive breaches or threatens to breach any of the provisions of this Agreement relating to the Executive's use or disclosure of any of the Confidential Information.

            The Executive further acknowledges that the Company may provide the Executive with access to or use of equipment or other property owned or leased by the Company ("Company Property"). The Executive agrees to abide by all agreements and policies relating to the use of Company Property, as may be in effect or modified from time to time at the sole discretion of the Company. The Executive further agrees to promptly return in good working condition all Company Property in the Executive's possession upon termination of the Executive's employment with the Company for any reason, and shall be liable in damages, including but not limited to replacement cost, for any financial loss to the Company if Company Property is not returned in such manner.

            The Executive agrees that this section shall survive the termination of this Agreement, and that all of the obligations of the Executive set forth in this section shall remain in full force and effect after this Agreement is terminated. The Executive further agrees that, upon termination of this Agreement, the Executive will return to the General Counsel all Confidential Information (including all copies of Confidential Information) which is then in, or which later comes into, the Executive's possession or custody.

            8. Non-Solicitation; Non-Disparagement. The Executive agrees that:
(a) during the term of the Executive's employment with the Company, and for a period of one (1) year after termination of the Executive's employment with the Company, whether such termination is voluntary or involuntary, with or without cause, the Executive shall not, directly or indirectly, influence or advise any other person to employ or solicit for employment anyone who is an employee of the Company; and (b) during the term of Executive's employment with the Company, and for a period of one (1) year after termination of the Executive's employment with the Company, whether such termination is voluntary or involuntary, with or without cause, the Executive shall not, directly or indirectly, influence or advise any person who is an employee of the Company, to leave the employment of the Company, and shall not employ any person who is an employee of the Company. The Executive expressly agrees that this section is fair and reasonable and that Executive is being adequately compensated for agreeing to the terms of this section. The Executive's obligations as set forth in this section shall survive the termination of this Agreement.

            The Company and the Executive agree that neither will disparage the other, and that their representatives will not disparage either party hereto.

            9. Non-Compete. The Executive agrees that, during the term of the Executive's employment with the Company, the Executive shall not, directly or indirectly, engage, participate, make any financial investment in, or become employed by or render advisory or other services to or for any person, firm, corporation or other business enterprise which is, or is reasonably likely to become engaged, directly or indirectly, in competition with the Company in any county in which the Company is doing business at the time the Executive's employment with the Company terminates; except the Executive may make an investment, otherwise prohibited by this section, in one percent (1%) or less of the outstanding stock of a company publicly traded on the New York Stock Exchange, NASDAQ, or the American Stock Exchange. The Executive expressly agrees that this section is fair and reasonable and that the Executive is being adequately compensated for agreeing to the terms of this section.

            10. Entire Agreement; Amendment.

            (a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all other agreements between the parties, their predecessors and affiliates.

            (b) Any amendment of this Agreement shall not be binding unless in writing and signed by both the CEO and the Executive.

            11. Enforceability. If any provision of this Agreement is determined to be invalid or unenforceable, the remaining terms and conditions of this Agreement shall be unaffected and shall remain in full force and effect, and any such determination of invalidity or enforceability shall not affect the validity or enforceability of any other provision of this Agreement.

            12. Notices. All notices which may be necessary or proper for either the Company or the Executive to give to the other shall be in writing and shall be sent by hand delivery, registered or certified mail, return receipt requested or overnight courier, if to the Executive at [_________] and, if to the Company, to it at its principal executive offices at 538 Broadhollow Road, Melville, NY 11747,
Attention: Human Resources Director, with a copy to the Company's General Counsel, and shall be deemed given when sent. Either party may by like notice to the other party change the address at which it is to receive notices hereunder.

            13. Counterparts. This Agreement can be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

            14. Facsimile Signatures. A facsimile copy of either party's signature shall be deemed as legally binding as the original signature.

            15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.


                                         American Home Mortgage Investment Corp.

Dated:  11/14/05                         By: /s/ Michael Strauss
                                            -----------------------------------
                                         Name:   Michael Strauss
                                         Title:  Chief Executive Officer

Dated:  11/14/05                         /s/ Thomas McDonagh
                                         --------------------------------------
                                         Thomas McDonagh